EXHIBIT 10.18

AMENDMENT OF

HEALTH NET – MOLINA MEDI-CAL HEALTH SERVICES AGREEMENTS FOR

LOS ANGELES, RIVERSIDE AND SAN BERNARDINO COUNTIES

Modification of termination provisions

This is an amendment of the three substantially identical Health Services Agreements for Los Angeles, Riverside and San Bernardino counties (the “Agreements”) entered into by and between Molina Healthcare of California (“Molina”) and Health Net of California, Inc. (“Health Net”).

The parties hereby amend the Agreements as follows:

1.	Modification of termination without cause provision. Section 7.04, Termination Without Cause, of the Agreements is hereby deleted in its entirety and left intentionally blank.

2.	Modification of cure period for breach of contract provision. Section 7.01(ii) and Section 7.02(ii) of the Agreements are hereby modified to extend the specified cure period from 30 to 90 days.

3.	Modification of the Term of the Agreement. Article 6 of the Agreements are hereby amended to read as follows:

“Unless sooner terminated as set forth in Article 7 below, the term of this Agreement shall commence concurrently with the effective date of the Medi-Cal Agreement and shall continue for the full term of the Medi-Cal Agreement and any extensions thereto, and/or any other contract and extensions thereto held by Health Net covering Medicaid beneficiaries in Los Angeles County arising from its bidding in the next reprocurement of the Commercial Plan Contract under the Two-Plan Model Medi-Cal Managed Care Program.”

4.	Effective date of Amendment. This Amendment is effective on the date of Health Net’s signature below; subject to the parties entering into the Exclusivity and Confidentiality Agreement dated 10/16, 2003. The parties understand and agree that this amendment shall be of no force or effect if the Exclusivity and Confidentiality Agreement is not fully executed by the parties.

MOLINA HEALTHCARE OF CALIFORNIA		HEALTH NET OF CALIFORNIA, INC.

By:	/s/ PATRICIA DINSMORE JENNINGS	By:	/s/ CHRIS WING

	Patricia Dinsmore Jennings Chief Executive Officer		Chris Wing President

Dated: 10/16/03		Dated: 10/28/03